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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   Form 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 24, 2000


                                PMC-Sierra, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                    0-19084                   94-2925073
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State of incorporation   Commission File Number  IRS Employer Identification No.

                          250-900 East Hamilton Avenue
                               Campbell, CA 95008

                    (address of principal executive offices)

         Company's telephone number, including area code: (408) 626-2000

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Item 2.  Acquisition or Disposition of Assets

On August 24, 2000, Registrant completed the acquisition of Quantum Effect Devices, Inc., a publicly traded Delaware corporation located in Santa Clara, California, in accordance with the Reorganization Agreement dated July 11, 2000 between Registrant and QED. QED designs, develops and markets embedded microprocessor solutions targeted at communications, consumer appliance and office automation markets.

Under the agreement, Registrant will issue common stock to QED stockholders at an exchange ratio of 0.385 Registrant shares per QED share. Registrant expects to account for the transaction as a pooling of interests.

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of business acquired.

The financial information required by this item is incorporated by reference to Registrant's amended registration statement on Form S-4 dated July 26, 2000.

(b)      Pro forma financial information

The financial information required by this item is incorporated by reference to Registrant's amended registration statement on Form S-4 dated July 26, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized person.

Date:    August 31, 2000

                                            PMC-SIERRA, INC.
                                            /s/  John W. Sullivan
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                                            John W. Sullivan
                                            Vice-President, Finance and
                                            Principal Accounting Officer